FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 1999 (June 14, 1999)
                                                  ----------------------------

                              MEDICONSULT.COM, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-73059                 84-1341886
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

Jardine House, 33 Reid St., 4th Floor, Hamilton, Bermuda              HM 12
--------------------------------------------------------              -----
       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (441) 296-0736
                                                    --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.

      On June 14, 1999, the Registrant acquired all of the capital stock of Cyber-Tech, Inc. ("Cyber-Tech") pursuant to a Merger Agreement and Plan of Reorganization ("Agreement") effective as of June 1, 1999 among the Registrant, Cyber-Tech and the shareholders of Cyber-Tech (the "Cyber-Tech Transaction"). The merger consideration paid in the Cyber-Tech Transaction consisted of $3,315,000 in cash and 257,000 shares of Registrant's Common Stock (subject to a final purchase price adjustment pursuant to Section 2.3 (c) of the Agreement). The amount of merger consideration was determined by arms-length negotiations among the parties. In addition, in connection with the merger, Mediconsult.com
(US), Ltd., a wholly-owned subsidiary of the Registrant, entered into employment, consulting, and non-competition agreements with the two former shareholders of Cyber-Tech, and one key employee of Cyber-Tech. The Registrant and the shareholders of Cyber-Tech also entered into an Escrow Agreement with respect to certain of the shares of the Registrant's Common Stock issued to the former Cyber-Tech shareholders.

      Cyber-Tech has developed and provides high quality content and tools focused on heart disease and related areas that have attracted a large and growing number of visitors to the www.heartinfo.com Web site.

      The Registrant funded the cash portion of the merger consideration, other cash payments and the fees and expenses associated with the Cyber-Tech Transaction through cash on hand.

Item 7.     Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            The required financial information will be filed by amendment to this Report as soon as practicable, but in no event later 60 days after of the filing of this Form 8-K.

      (b)   Pro Forma Financial Information.

            The required pro forma financial information will be filed by amendment to this Report as soon as practicable, but in no event later 60 days after of the filing of this Form 8-K.

      (c)   Exhibits.

                  99.1 Merger Agreement and Plan of Reorganization, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-Tech, Inc., Andre Pilevsky and Daniel Rader, M.D.

                  99.2 Escrow Agreement, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-Tech, Inc., Andre Pilevsky, Daniel Rader, M.D and SunTrust Bank.

                  99.3 Employment Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Andre Pilevsky.

                  99.4 Employment Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Sharon Weinberg.

                  99.5 Consulting Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Daniel Rader, M.D.

                  99.6 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Andre Pilevsky.

                  99.7 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Sharon Weinberg.

                  99.8 Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com (US), Ltd. and Daniel Rader, M.D.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDICONSULT.COM, INC.


                                            By: /s/ E. Michael Ingram
                                                -------------------------

                                                    E. Michael Ingram
                                                    Chief Financial Officer

Dated:  June 29, 1999

                                  EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

99.1 Merger Agreement and Plan of Reorganization, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-tech, Inc., Andre Pilevsky and Daniel Rader, M.D.

99.2 Escrow Agreement, dated June 14, 1999, among Mediconsult.com, Inc., Cyber-Tech, Inc., Andre Pilevsky, Daniel Rader, M.D and SunTrust Bank.

99.3        Employment Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Andre Pilevsky.

99.4        Employment Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Sharon Weinberg.

99.5        Consulting Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Daniel Rader, M.D.

99.6        Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Andre Pilevsky.

99.7        Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Sharon Weinberg.

99.8        Noncompetition Agreement, dated June 14, 1999, among Mediconsult.com
            (US), Ltd. and Daniel Rader, M.D.